Exhibit 99.5

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: June 30, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	July 18, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	July 18, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH 5/7/03-5/31/03	MONTH 6/30/2003	MONTH

ASSETS
1.	UNRESTRICTED CASH	$0	$113,189	$66,812
2.	RESTRICTED CASH	$0	$0
3.	TOTAL CASH	$0	$113,189	$66,812	$0
4.	ACCOUNTS RECEIVABLE (NET)	$292,251	$163,023	$179,457
5.	INVENTORY	$235,593	$25,033	$0
6.	NOTES RECEIVABLE			$0
7.	PREPAID EXPENSES	$12,922	$12,922	$12,922
8.	OTHER (ATTACH LIST)			$0
	Credit card and other receivables	$60,924	$(111,754)	$(119,923)
	Taxes receivable	$815,554	$815,554	$831,072
	TOTAL OTHER	$876,478	$703,800	$711,149
9.	TOTAL CURRENT ASSETS	$1,417,244	$1,017,967	$970,340	$0
10.	PROPERTY, PLANT & EQUIPMENT	$0	$0
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$0
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$0	$0
16.	TOTAL ASSETS	$1,417,244	$1,017,967	$970,340	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE		$287	$7,350
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$287	$7,350	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$48,977	$1,844
26.	UNSECURED DEBT	$2,831,984	$2,870,566	$2,898,198
27.	OTHER (ATTACH LIST)
	Other accounts payable and vendor receivables	$226,845	$138,095	$13,451
	Bank account overdraft	$21,370	$0	$0
	Accrued expenses	$(4,069)	$42,978	$130,254
	Intercompany payables	$(728,102)	$(1,012,743)	$(1,032,091)
	TOTAL OTHER	$(483,956)	$(831,670)	$(888,386)
28.	TOTAL PREPETITION LIABILITIES	$2,397,005	$2,040,740	$2,009,812	$0
29.	TOTAL LIABILITIES	$2,397,005	$2,041,027	$2,017,162	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(979,761)	$(979,761)	$(979,761)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(43,299)	$(67,061)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(979,761)	$(1,023,060)	$(1,046,822)	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$1,417,244	$1,017,967	$970,340	$0

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH 5/7/03-5/31/03	MONTH 6/30/2003	MONTH	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES	$134,689	$238,087
2.	LESS: RETURNS & DISCOUNTS	$3,220	$0
3.	NET REVENUE	$131,469	$238,087	$0	$0
COST OF GOODS SOLD
4.	MATERIAL		$0
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$153,555	$232,589	$0	$0
8.	GROSS PROFIT	$(22,086)	$5,498	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$21,111	$12,756
12.	RENT & LEASE	$21,586	$28,489
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$42,697	$41,245	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(64,783)	$(35,747)	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	Bank Fees	$1,830	$810
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$1,830	$810	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$(23,314)	$(12,795)
28.	NET PROFIT (LOSS)	$(43,299)	$(23,762)	$0	$0

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

CASH RECEIPTS AND DISBURSEMENTS		MONTH 5/7/03-5/31/03	MONTH 6/1/03-6/30/03	MONTH	QUARTER TOTAL

1.	CASH - BEGINNING OF MONTH	$0	$113,189	$66,812
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$390,809	$23,648
5.	TOTAL OPERATING RECEIPTS	$390,809	$23,648	$0	$0
	NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfer to Daisytek Inc	$(390,809)	$(23,648)
	Other cash transfers from Daisytek Inc	$63,278
	TOTAL OTHER	$(327,531)	$(23,648)
9.	TOTAL NON-OPERATING RECEIPTS	$(327,531)	$(23,648)	$0	$0
10.	TOTAL RECEIPTS	$63,278	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$63,278	$113,189	$66,812	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$9,082
13.	PAYROLL TAXES PAID	$2,108	$1,937
14.	SALES, USE & OTHER TAXES PAID	$47,133	$2,451
15.	SECURED / RENTAL / LEASES
16.	UTILITIES	$1,529
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
	OTHER OPERATING EXPENSES	$3,326
	BANK RECONCILIATION ITEMS	$(113,089)	$41,989
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$(49,911)	$46,377	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$(49,911)	$46,377	$0	$0
32.	NET CASH FLOW	$113,189	$(46,377)	$0	$0
33.	CASH - END OF MONTH	$113,189	$66,812	$66,812	$0

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH 5/7/03-5/31/03	MONTH 6/30/2003	MONTH

1.	0-30	$(21,086)	$40,435	$(1,750)
2.	31-60	$232,866	$(22)	$26,487
3.	61-90	$74,886	$197,987	$40,118
4.	91+	$1,630,679	$1,549,646	$1,739,625
5.	TOTAL ACCOUNTS RECEIVABLE	$1,917,345	$1,788,046	$1,804,480	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$1,625,094	$1,625,023	$1,625,023
7.	ACCOUNTS RECEIVABLE (NET)	$292,251	$163,023	$179,457	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	June 30, 2003

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$7,350	$0	$0	$0	$7,350
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$7,350	$0	$0	$0	$7,350
6.	ACCOUNTS PAYABLE	$0	$0	$0		$0

STATUS OF POSTPETITION TAXES			MONTH:	June 30, 2003

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$55	$4,576	$811	$3,820
2.	FICA-EMPLOYEE**	$91	$2,237	$563	$1,765
3.	FICA-EMPLOYER**	$91	$2,237	$563	$1,765
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$237	$9,050	$1,937	$7,350
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$50	$(50)	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$50	$(50)	$0	$0
16.	TOTAL TAXES	$287	$9,000	$1,937	$7,350

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	Jun-03

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank One	Chase	Bank of America
B.	ACCOUNT NUMBER:	63681002	885175302	3752175811
C.	PURPOSE (TYPE):	Disbursement	Depository	Depository
1.	BALANCE PER BANK STATEMENT	$618	$100	$0	$718
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$2,546	$0	$0	$2,546
4.	OTHER RECONCILING ITEMS	$1,928	$66,712	$0	$68,640
5.	MONTH END BALANCE PER BOOKS	$0	$66,812	$0	$66,812
6.	NUMBER OF LAST CHECK WRITTEN	7341	n/a	n/a

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0
13.	TOTAL CASH - END OF MONTH				$66,812

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: June 30, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: June 30, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X-Sch A
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X-Sch B
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated

CASE NAME:	Daisytek Latin America, Inc.

CASE NUMBER:	03-34762-HDH-11

SCHEDULE A (MOR 7 DETAIL)

MOR_7: Question #1 - INVENTORY TRANSFERS

DAISYTEK LATIN AMERICA

Customer	Transaction Type	Extd Cost	Extd Price
DZTK-MIA TO RTN (SI)	Intercompany Sale	1,799.56	1,799.56
DZTK-MIA TO RTN (SI)	Intercompany Sale	22,981.19	28,210.36
DZTK-MIA TO RTN (SI)	Intercompany Sale	374.73	374.73
DZTK-MIA TO RTN (SI)	Intercompany Sale	205,779.67	207,701.89
		230,935.15	238,086.54

CASE NO. 03-34762-HDH-11

INTERIM ORDER PURSUANT TO SECTIONS 105,363(b) AND 363(f) OF

THE BANKRUPTCY CODE AUTHORIZING AND APPROVING

PROCEDURES AND SALE OF CERTAIN INVENTORY

Schedule B -MOR 7 - Questions #11

Pre-Petition Taxes Paid in June 2003

TAXES	Date	Amount	Tax Type	Description	Vendor Name	Address	City	State	Zip
Miami-Dade Co.	6/20/03	2,451.17	Property Tax	2002	Miami-Dade County Tax Collector	PO Box 25218	Miami	FL	33102-5218